Financial Expenses (Tables)	12 Months Ended
Dec. 31, 2022
Financial Expenses
Schedule of Financial expenses

	Year Ended December 31,
	2022	2021	2020
Interest on lease liabilities	(1,604)	(590)	(388)
Other interest expenses under the effective interest method	(31,191)	(6,518)	(5)
Exchange rate differences	—	—	(53,267)
Changes in FX options measured at fair value	—	—	(3,318)
Other financial expenses	(4,874)	(2,145)	—
Total	(37,669)	(9,253)	(56,978)